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                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CG VARIABLE ANNUITY SEPARATE ACCOUNT

                      AIM/CIGNA HERITAGE VARIABLE ANNUITY

             December 9, 1996 Supplement to May 1, 1996 Prospectus


Effective December 23, 1996:

1. The mailing address of the Variable Annuity Service Center of Connecticut General Life Insurance Company (the "Company") will change. Following that date, all reference to "received" or "receipt by" the Company means receipt at the following address:

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FOR ALL INITIAL AND SUBSEQUENT PREMIUM PAYMENTS:            FOR ALL OTHER TRANSACTIONS AND COMMUNICATIONS:
     CIGNA Individual Insurance                                   Annuity & Variable Life Service Center
     c/o Fleet Bank: Lock Box #30790                              Routing S-249
     20 Church Street, 20th Floor, MSN 275                        Hartford, CT 06152-2249
     Hartford, CT 06120                                           Tel: 800-552-9898

                   See Cover Page; "Purchase Inquiries", page 9, "Premium Payments", page 12.
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2. The Company will now accept initial Premium Payments in minimum amounts of
$2,500. The previous minimum initial Premium Payment was $5,000. Premium
Payments may be allocated to one or more Sub-Accounts, in minimum amounts of
$100 per Variable Sub-Account or $2,500 per Fixed Sub-Account. The minimum allocation requirements previously were $1,000 per Variable Sub-Account and
$5,000 per Fixed Sub-Account. See "Premium Payments", page 12.

3. Subsequent Premium Payments may be allocated to one or more Sub-Accounts, in minimum amounts of $100 per Variable Sub-Account or $2,500 per Fixed Sub-Account. The previous minimum was $1,000 per Variable Sub-Account and $5,000 per Fixed Sub-Account. See "Premium Payments", page 12; "Allocation of Premium Payment(s)", page 13.

4. The Company has reduced the required minimum Annuity Account Value remaining in a Variable Sub-Account following a transfer from $250 to $50. The Company has the right to transfer such balance to the Variable Sub-Account maintaining the highest value, if a Variable Sub-Account balance falls below $50. See "Transfer Privilege -- Accumulation Period", page 15; "Minimum Value Requirement", page 16.

5. The Company will permit Dollar Cost Averaging (see "Dollar Cost Averaging", page 14) to be done using either the Money Market Sub-Account, as previously permitted, or the One-Year Fixed Sub-Account. A Purchaser electing to participate in the Dollar Cost Averaging Program must specify if the Money Market Sub-Account or the One-Year Fixed Sub-Account is to be used, and to that extent only, transfers from the Fixed Account will be permitted under the Dollar Cost Averaging Program. The Company will permit the purchaser to initiate the Dollar Cost Averaging program with a Sub-Account value of at least $1,000; the previous requirement was $12,000. See "Dollar Cost Averaging", page 14.

6. The Company will waive the Annuity Account Fee for contracts with account value equal to or in excess of $100,000 on the last business day of the calendar year. See "Annuity Account Fee" page 21.